Exhibit 10.3

Loan No. 959730

LIMITED GUARANTY

THIS LIMITED GUARANTY (this “Guaranty”) is entered into as of September 10, 2010 by the undersigned in favor of MidFirst Bank, a federally chartered savings association (“Lender”).

I.           RECITALS.

1.1           Loan; Status of Guarantor.  Lender will make certain advances (the “Loan”) in the principal amount of $1,500,000.00 to or for the benefit of Whitestone REIT Operating Company IV LLC, a Texas limited liability company (“Borrower”). Whitestone REIT, a Maryland real estate investment trust and Whitestone REIT Operating Partnership, L.P., a Delaware limited partnership (collectively “Guarantor”) are a direct or indirect owner of membership interests in Borrower, and expect to derive substantial benefit from the Loan (defined below).  Guarantor has requested that Lender provide the Loan to Borrower, and Lender has agreed to do so, provided that Lender’s agreement to do so is expressly conditioned upon the execution of this Guaranty by Guarantor and is made in reliance upon the warranties and representations made by Guarantor hereunder with respect to Borrower and the Loan.  Guarantor warrants to Lender that the Loan will be of value to each of them, and that Lender need not be further concerned with the precise nature of the business benefits and advantages that will accrue to them as a result of the Loan.

1.2           Loan Documents; Indebtedness.  Borrower has executed, for the use and benefit of Lender, a Promissory Note (the “Note”) and (i) a Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing-Brookhill, (ii) a Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing-Zeta, and (iii) a Second Lien Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing-Windsor Park (collectively the “Deed of Trust”), of even date herewith.  The Note, the Deed of Trust and all documents other than the Note or the Deed of Trust now or hereafter executed and/or delivered by Borrower and/or others and to or in favor of Lender which wholly or partially secure, evidence or guarantee payment of the Loan, provide for any indemnity in favor of or payment to Lender related to the Loan are hereinafter called the “Loan Documents”.  All obligations and debts of Borrower to Lender which are (or which at any time in the future are) evidenced or secured by, or described as Borrower’s obligation in, the Loan Documents are hereinafter referred to as the “Indebtedness”.  The term “Indebtedness” is used herein in its most comprehensive sense and includes any and all debts and obligations described in the preceding sentence, including all present and future principal, interest (including interest accruing after the commencement of any bankruptcy or insolvency proceeding by or against Borrower, whether or not allowed in such proceeding), late charges, prepayment premiums, extension fees, indemnification obligations, taxes, assessments, insurance premiums and other obligations payable under the Deed of Trust, costs and attorneys’ fees, whether now or hereafter made, incurred or created, whether voluntary or involuntary, whether due or not due, whether absolute or contingent, whether liquidated or unliquidated, whether determined or undetermined, and regardless of whether any recourse with respect to any portion of the Indebtedness as against Borrower, any one or more guarantors of any portion of the Indebtedness, any collateral securing the Indebtedness or any letters of credit covering the Indebtedness may be limited, barred, or otherwise become unenforceable for any reason.  Capitalized terms defined in the Loan Documents and used in this Guaranty shall, unless otherwise defined in this Guaranty or with reference to another document, have the meanings provided in the Loan Agreement.

1.3           Existing Loan.  The term “Existing Loan” as used herein shall mean mortgage made by Lender to HCP REIT Operating Company IV LLC, a Texas limited liability company k/n/a Whitestone REIT Operating Company IV LLC, a Texas limited liability company, the Borrower, evidenced by a Promissory Note (the "Existing Loan Note") dated March 1, 2007 in favor of Lender in the principal amount of Ten Million and No/100 Dollars ($10,000,000.00).

1.4           University of Phoenix Lease Construction.  The term “Construction Conditions” as used herein shall mean collectively (i) The University of Phoenix, Inc., an Arizona corporation (the “University   of Phoenix”) is in possession of its demised premises and no default has occurred under the Lease Agreement dated March 12, 2010 by and between Borrower as landlord and University of Phoenix, as tenant (the “University of Phoenix Lease”) at the Mortgaged Property (as such term is defined in the Deed of Trust), (ii) all construction and renovation required to be completed under the University of Phoenix Lease at the Mortgaged Property has been completed as evidenced by a final, unconditional Certificate of Occupancy issued by the governing municipal agency, (iii) at the completion of such work, the University of Phoenix has executed a Tenant Estoppel Certificate in form and substance acceptable to Lender, and (iv) no default or Event of Default has occurred under the Loan Documents.

1.5.           Deficiency.    The term “Deficiency Amount” as used herein shall mean any remaining sum due under the Loan Documents after Lender has executed upon the collateral securing the Loan and the Existing Loan. The Deficiency Amount shall be determined as of the date of the occurrence of a judicial or non-judicial foreclosure sale. If an action is brought in accordance with Sections 51.003, 51.004, and 51.005 of the Texas Property Code (as amended from time to time) with respect to the Deficiency Amount or if Lender shall institute an action for the Deficiency Amount, the following criteria shall be included as the basis of the finder of fact’s determination of the fair market value of the Mortgaged Property:

(I)
The Mortgaged Property shall be valued in an "as is" condition as of the date of the foreclosure sale, without any assumption or expectation that the Mortgaged Property will be repaired or improved in any manner before a resale of the Mortgaged Property after foreclosure;

(II)
The valuation shall be based upon an assumption that the foreclosure purchaser desires a                                                                                                                        prompt resale of the Mortgaged Property following the foreclosure sale with the entire purchase price paid at closing;

(III)	All reasonable closing costs customarily borne by the seller in a commercial real estate transaction should be deducted from the gross fair market value of the Mortgaged Property; and

(IV)
Any expert opinion testimony given or considered in connection with a determination of the fair market value of the Mortgaged Property must be given by persons having at least five (5) years experience in appraising property (which appraiser shall also be an MAI) similar to the Mortgaged Property and who have conducted and prepared a complete written appraisal of the Mortgaged Property taking into consideration the factors set forth above.”

II.           GUARANTY.

2.1           GUARANTY OBLIGATION.  UNTIL THE SATISFACTION OF ALL OF THE CONSTRUCTION CONDITIONS, AS DETERMINED BY LENDER IN ITS SOLE

DISCRETION  (THE “CONSTRUCTION SATISFACTION”), GUARANTOR JOINTLY AND SEVERALLY GUARANTIES AND PROMISES TO PAY THE INDEBTEDNESS TO LENDER OR ITS ORDER. UPON THE CONSTRUCTION SATISFACTION, GUARANTOR  JOINTLY AND SEVERALLY GUARANTIES AND PROMISES TO PAY THE  INDEBTEDNESS TO LENDER OR ITS ORDER SUBJECT TO THE LIMITATIONS DESCRIBED IN PARAGRAPH 2.2 BELOW. THE OBLIGATIONS OF GUARANTOR HEREUNDER SHALL BE CONTINUING, ABSOLUTE AND UNCONDITIONAL.  GUARANTORS UNDERSTAND THAT, UNDER CERTAIN CIRCUMSTANCES DESCRIBED IN PARAGRAPH 2.2(a)(ii), THIS GUARANTY WILL EXTEND TO THE ENTIRE INDEBTEDNESS.  THE FOREGOING GUARANTY IS A GUARANTY OF PAYMENT OF THE INDEBTEDNESS AND NOT OF COLLECTION, AND IS NOT CONDITIONED OR CONTINGENT UPON THE GENUINENESS, VALIDITY, REGULARITY OR ENFORCEABILITY OF ANY OF THE LOAN DOCUMENTS.  NO PAYMENT MADE BY OR ON BEHALF OF ANY GUARANTOR TO LENDER SHALL DISCHARGE OR DIMINISH SUCH GUARANTOR’S LIABILITY HEREUNDER UNLESS WRITTEN NOTICE IS GIVEN TO LENDER AT THE TIME SUCH PAYMENT IS MADE THAT THE SAME IS BEING PAID UNDER THIS GUARANTY, AND ANY SUCH PAYMENTS MADE SHALL BE SUBJECT TO THE PROVISIONS OF PARAGRAPH 2.2(d).  GUARANTOR ACKNOWLEDGES THAT ITS LIABILITIES UNDER THIS GUARANTY ARE IN ADDITION TO AND EXCLUSIVE OF THE LIABILITIES OF GUARANTOR TO LENDER UNDER THAT INDEMNITY AGREEMENT OF APPROXIMATELY EVEN DATE HEREWITH FROM BORROWER AND GUARANTOR TO LENDER.  GUARANTOR ACKNOWLEDGES THAT ITS AGGREGATE LIABILITY TO LENDER UNDER THIS GUARANTY MAY EXCEED THE LIABILITY OF BORROWER TO LENDER UNDER THE NOTE, AND HEREBY EXPRESSLY WAIVES THE BENEFIT OF ANY STATUTE, COMMON LAW OR OTHER RIGHT THAT MIGHT OTHERWISE LIMIT THE AMOUNT OF GUARANTOR’S LIABILITY TO THE AMOUNT OF BORROWER’S LIABILITY.

2.2           Limitations upon Guarantor’s Personal Liability.

(a)           Guarantor’s personal liability under this Guaranty shall extend to and include:

(i)
Prior to the occurrence of a Full Recourse Event (hereinafter defined), only (A) the Carve-Out Liabilities (defined below) plus (B) all costs and expenses, including reasonable attorneys’ fees incurred by Lender in connection with the collection and/or the enforcement of this Guaranty, including any fees and costs incurred in any trial, appeal and/or bankruptcy proceeding; and

(ii)
Following the occurrence of any Full Recourse Event, the entire Indebtedness, including, without duplication, 100% of all principal, interest and other amounts payable by Borrower under the Loan Documents, plus all amounts described in clause (B) of subparagraph (i) above.

(b)           As used in this Guaranty:

(i)
“Full Recourse Event” means that Borrower or Guarantor files a voluntary petition  or otherwise initiates proceedings to have Borrower or Guarantor adjudicated bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against Borrower or Guarantor, or files a petition seeking or consenting to reorganization or relief of Borrower or Guarantor as  debtor under any applicable federal or state law relating to bankruptcy, insolvency, or other relief   for debtors with respect to Borrower or Guarantor; or

seeks or consents to the appointment of any trustee, receiver, conservator, assignee, sequestrator, custodian, liquidator (or other similar official) of Borrower or Guarantor, or of all or any substantial part of the properties and assets of Borrower or Guarantor, or admits in writing the inability of Borrower or Guarantor to pay its debts generally as they become due, or declares or effects a moratorium on Borrower’s or Guarantor’s debts, or takes any action in furtherance of any such action, or an involuntary petition is filed against Borrower or Guarantor and is not adjudicated in a final judgment determining that the petitioner(s) are not entitled to involuntary relief within sixty (60) days of the filing of the involuntary petition; provided, however, that the foregoing event shall not constitute a Full Recourse Event if Lender is one of the creditors filing an involuntary petition

(ii)           “Carve-Out Liabilities” means all damages and/or losses incurred or suffered by Lender, including, but not limited to, attorneys’ fees and costs, resulting directly or indirectly from any one or more of the following: (A) misapplication or misappropriation of rents, security deposits, or other income, issues, profits and revenues derived from the Property after the occurrence of an Event of Default, provided that any prepaid rent as of the date the Event of Default occurs shall be considered to have been collected after the Event of Default; (B) fraud or material misrepresentation of Borrower or any Guarantor; (C) misapplication or misappropriation of any insurance proceeds by reason of damage, loss or destruction to any portion of the Property or the improvements thereon to the full extent of such misapplied or misappropriated proceeds, or the misapplication or misappropriation of proceeds or awards resulting from the condemnation or taking in lieu of condemnation of any portion of the Property, to the full extent of such misapplied or misappropriated proceeds or awards; (D) waste of the Property or any portion thereof, and all costs, including reasonable attorneys’ fees, incurred by Lender to protect the Property or any other security for indebtedness owing by Borrower to Lender, to the full extent of the loss incurred by Lender as a result thereof; (E) any taxes, assessments or insurance premiums, to the extent not covered by amounts paid into escrow by Borrower to Lender, for which Borrower is liable under the Note, the Deed of Trust or any other Loan Document, which are paid by Lender; (F) loss arising under the Indemnity Agreement, or Borrower’s breach of the hazardous substances covenants, warranties or representation provisions contained in the Deed of Trust or other Loan Documents except for loss caused by Lender after Lender takes title to the Property (liabilities described in this clause (F) are called “Environmental Carve-Out Liabilities”); (G) loss by fire or casualty to the extent not compensated by insurance proceeds collected by Lender; (H) without in any way limiting Guarantors’ liability hereunder for a Full Recourse Event, loss arising from Borrower’s filing for any relief under any applicable state receivership laws, under the Federal Bankruptcy Code or under any other debtor relief laws, including but not limited to the extent to which the amount of Borrower’s indebtedness owing to Lender under the Note, the Deed of Trust and the other Loan Documents exceeds the value of the collateral securing the Loan, as determined in appropriate legal proceedings, it being understood and agreed that Lender will be entitled (without prejudice to any of Lender’s rights or remedies against any Guarantor) to file a claim as an unsecured creditor to such extent; and (I) all costs and fees, including without limitation, reasonable attorneys’ fees incurred by Lender in the enforcement of subparagraphs (A) through (H) above.

(c)           The limitation of any Guarantor’s liability set forth in this paragraph 2.2 shall not prejudice or impair Lender’s rights to (i) name Borrower or any one or more Guarantor as parties defendant in any action, proceeding or arbitration, subject to the limitations of this paragraph 2.2; (ii) assert any unpaid amounts of the Indebtedness (whether or not guaranteed) as a defense or offset to or against any claim or cause of action made or alleged against Lender by Borrower, any of its principals, or Guarantor or indemnitor in connection with the Indebtedness; (iii) exercise self help remedies, such as set-off, or conduct a trustee’s sale or foreclosure against or sale of any collateral; (iv) collect or recover rents, insurance proceeds, condemnation or other awards, or any damages or awards arising out of any damage to, or decrease in the value of, any portion of the Property; or (v) enforce Borrower’s obligations under the Loan Documents which relate to preserving the condition of the Property or the priority of the Deed of Trust, including obligations to pay all taxes and charges that may affect or become a lien on the Property, to maintain the Property and all insurance in accordance with the Loan Documents and to repay all sums advanced by Lender for any such purpose.

(d)           For the purpose of determining Guarantor’s liability under this Guaranty during any time in which recourse to Guarantor may be limited, all payments made by Borrower to Lender with respect to the Indebtedness and all amounts received or deemed to have been received by Lender pursuant to foreclosure or some other enforcement activity taken under the Loan Documents or applicable law (including any fair market value credit or bid price credit given to Borrower upon a judicial or non-judicial foreclosure against the Property), shall first be applied to the portion of the Indebtedness for which Guarantor is not personally liable, so that such Guarantor’s personal liability remains in full force and effect so long as any portion of the Indebtedness remains unpaid.  Guarantor’s obligations under this Guaranty shall survive any judicial or non-judicial foreclosure proceeding, any delivery of a deed in lieu of foreclosure, or any release of the Deed of Trust; in addition, Guarantor’s obligations for the Environmental Carve-Out Liabilities shall survive any repayment or discharge of the Indebtedness.

(e)           Notwithstanding anything to the contrary contained herein, upon the Construction Satisfaction, Guarantor shall at all times remain liable to Lender for any Deficiency Amount.

III.           GENERAL PROVISIONS.

3.1           Waivers.  Subject to Lender’s requirement to execute upon the collateral securing the Loan and the Existing Loan in order to determine the Deficiency Amount in accordance with Section 1.5, Guarantor waives and agrees not to assert or take advantage of: (a) the provisions of any statutory or common laws or procedural rules of any jurisdiction relevant to guarantors, indemnitors, sureties, co-makers or accommodation parties; (b) any right to require Lender to proceed against Borrower or any other person or entity, to proceed against or exhaust any security held by Lender at any time for the Indebtedness or to pursue any other remedy in Lender’s power before proceeding against Guarantor; (c) any defense of any statute of limitations which may be asserted by Borrower; (d) any defense that may arise by reason of the incapacity, lack of authority, death, disability, dissolution or termination of, involvement in any bankruptcy or reorganization proceeding by, or other similar occurrence or happening with respect to, Borrower or any successor in interest to Borrower with respect to any present or future collateral for the Indebtedness (including any order, ruling or plan of reorganization in connection with any bankruptcy proceeding, whether or not consented to by Lender or any election to have Lender’s claim allowed as being secured, partially secured or unsecured); (e) any “one action” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender’s commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (f) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (g) any right to receive any demand or any notice, including any notice of any Event of Default; or (h) any other circumstance, except for payment in full of the Indebtedness, whether or not referred to in this Guaranty, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor.

3.2           Authority to Take Actions Without Consent of Guarantor.  Guarantor authorizes Lender, without notice to, consent from or demand upon, and without affecting the liability of, such Guarantor hereunder, but with any necessary consent or joinder of Borrower, from time to time, to: (a) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, the Indebtedness or any part thereof, including increase or decrease of any applicable rate of interest with respect thereto; (b) take and hold, release or waive any security (including the Deed of Trust) for the Indebtedness; (c) release or substitute any person or entity that is or may be directly or indirectly liable (or whose property is directly or indirectly liable) for satisfaction of all or any portion of the Indebtedness; (d) foreclose or otherwise realize upon any security for all or any portion of the Indebtedness, regardless of the effect upon such Guarantor’s subrogation, contribution or reimbursement rights against Borrower or any other guarantor or pledgor; (e) accept or make compositions or other arrangements, or file or refrain from filing a claim in any bankruptcy proceeding involving Borrower or any other guarantor or pledgor; and/or (f) otherwise deal with Borrower or any other guarantor or party relating to the Indebtedness or any security therefor as Lender may determine in its discretion.

3.3           Guarantor’s Duty to Keep Informed.  Guarantor confirms to Lender that it is and will remain fully conversant with the Loan, the financial status and situation of Borrower, any collateral securing the Indebtedness and its value, and any other guarantors of the Indebtedness or any portion thereof, and agrees that Lender has no duty to disclose to Guarantor any facts or information Lender may now have or may hereafter obtain about or with respect to the Loan, Borrower, any collateral for the Indebtedness or any other guarantors of the Indebtedness or any portion thereof.

3.4           Independent Obligation.  The obligations of Guarantor hereunder shall be continuing, absolute and unconditional.  The obligations of Guarantor hereunder are independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor, whether or not any action is brought (or nonjudicial action taken) simultaneously with, before or after any action against Borrower or against any other guarantors of the Indebtedness or any portion thereof.  Subject to Lender’s requirement to execute upon the collateral securing the Loan and the Existing Loan in order to determine the Deficiency Amount in accordance with Section 1.5, Lender shall have no obligation to proceed against any collateral (including the Security Documents) securing all or any portion of the Indebtedness, and shall have no obligation to enforce any right or remedy set forth or described in any of the Loan Documents.

3.5           No Right of Subrogation, Reimbursement or Contribution.  Notwithstanding the provisions of any statutory or common law or procedural rule to the contrary: (a) Guarantor shall have  no right of subrogation or reimbursement with respect to any of the Indebtedness, any security for any portion of the Indebtedness or any remedy of Lender to collect any of the Indebtedness, regardless of any payment directly or indirectly made by Guarantor pursuant to the provisions of this Guaranty or otherwise; and (b) Guarantor shall have no right of contribution against any other guarantor or pledgor.  To the extent that the foregoing waiver of subrogation, reimbursement or contribution rights is determined by a court of competent jurisdiction to be void or voidable for any reason, Guarantor agrees that its rights of subrogation and reimbursement against Borrower and against any collateral or security will be junior and subordinate to Lender’s rights against Borrower and to Lender’s right, title and interest in such collateral or security, and Guarantor’s right of contribution against any other guarantor or pledgor shall be junior and subordinate to Lender’s rights against such other guarantor or pledgor.  Guarantor acknowledges that Lender does not and shall not make any representation or warranty of any nature as to the existence, value, priority or non-impairment of any such rights or any such security, and waives any and all claims of any nature that it may now have or hereafter acquire against Lender that may result from the nonexistence, lack or loss of value or priority or impairment of any such rights or security.

3.6           Subordination of Obligations to Guarantor.  All existing and future obligations of Borrower to Guarantor are hereby subordinated and made junior and inferior to all rights of Lender to have the Indebtedness fully paid and satisfied.  Guarantor hereby assigns and grants to Lender a security interest in all such obligations of Borrower to Guarantor and any security therefor to secure its obligations under this Guaranty.

3.7           Continuation of Guaranty if Payments Avoided or Recovered from Lender.  Notwithstanding any other provision of this Guaranty or the Loan Documents to the contrary, if all or any portion of the Indebtedness is paid or performed, the obligations of Guarantor hereunder shall continue and remain in full force and effect if all or any part of such payment or performance is avoided or recovered directly or indirectly from Lender as a preference, fraudulent transfer or otherwise, regardless of whether the Indebtedness had theretofore been paid in full or whether Guarantor had provided notice of revocation of this Guaranty to Lender prior to such avoidance or recovery.

3.8           Amount of Indebtedness; Effect on Guaranty.   Guarantor acknowledges and agrees that the Indebtedness (and/or other indebtedness or obligations of Borrower) to Lender may exceed the principal amount set forth in the first sentence of paragraph 1.1.  No increase in the Indebtedness in excess of such amount, and no other loans or financial accommodations by Lender to Borrower or to Guarantor shall in any way affect the obligations of Guarantor under this Guaranty.

3.9           Lien and Setoff Rights Against Deposits.  To secure Guarantor’s obligations under this Guaranty, Lender shall have a lien upon and a right of setoff against all deposits made by Guarantor with Lender.

3.10           No Effect on Other Obligations; Rights and Remedies Cumulative.  Nothing in this Guaranty shall in any way affect any other present or future direct or indirect obligations of Guarantor or Borrower to Lender.  By way of expansion and not limitation of the provisions of the preceding sentence, all rights and remedies of Lender and all obligations of Borrower under the Loan Documents, and all obligations of Guarantor hereunder, shall be cumulative, and Lender may resort to any rights and remedies under this Guaranty and/or any one or more of the Loan Documents, in such order as Lender shall in its sole discretion elect, without impairing Lender’s rights and remedies under this Guaranty, provided that Lender shall have no duty or obligation to take any such actions or resort to any such rights or remedies.  Guarantor acknowledges that Lender’s exercise of certain rights or remedies may impair or eliminate Guarantor’s right of subrogation or recovery against Borrower, and that Guarantor may incur a partially or totally non-reimbursable liability under this Guaranty.

3.11           Guaranty Irrevocable.  This Guaranty is irrevocable.

IV.           MISCELLANEOUS.

4.1           Representations and Warranties.   Guarantor warrants and represents to and agrees with Lender that the recitals described in Part I hereof are true and correct, and that it: (a) has reviewed and approved the Loan Documents, and hereby makes and reaffirms to Lender each of the representations, warranties, acknowledgments, agreements and waivers purported to be made by Guarantor in the Loan Documents, as if each were separately stated in this Guaranty; (b) acknowledges that any of the Loan Documents may be amended without his/her/its knowledge or consent, but with any required consent of Borrower; (c) waives any notice of acceptance of this Guaranty; (d) acknowledges that the Indebtedness will be created in consideration of and in reliance upon this Guaranty, and agrees that this Guaranty shall be binding against Guarantor’s sole and separate property and the property now or hereafter owned by the marital community of Guarantor who is a natural person; (e) acknowledges that all financial statements and other statements or reports previously or hereafter given to Lender by or on behalf of Guarantor are and shall be substantially true and correct in all material respects as of the date thereof, and no material adverse change in the business, properties or financial condition of Guarantor has occurred since the date of the most recent financial statements given to Lender; (f) is not the subject of a voluntary or involuntary petition in bankruptcy, an assignment for the benefit of creditors, a petition seeking the appointment of a receiver, a petition seeking liquidation, reorganization or an arrangement under the bankruptcy or insolvency laws of the United States or any state, or any other action brought under similar laws; and (g) is not and will not be, as a consequence of the execution and delivery of this Guaranty, impaired or rendered “insolvent,” as that term is defined in Section 101 of the federal Bankruptcy Code, or otherwise rendered unable to pay its debts as the same mature and will not have thereby undertaken liabilities in excess of the present fair value of its assets.

4.2           Assignments and Loan Participations.  This Guaranty shall inure to the benefit of Lender, its successors and assigns, and all lenders owning participating interests with respect to all or any portion of the Loan.  Whether or not this Guaranty is separately or formally assigned, it shall automatically inure to the benefit of and be enforceable by any holder of all or any portion of the Loan.  Guarantor waives notice of any transfer or assignment of the Loan or any part thereof, and acknowledges that Lender may sell the Loan or interests therein to one or more assignees or participants, in which case Lender may provide to any prospective assignee or participant any information or documentation that Lender may have regarding Guarantor.

4.3           Effectiveness of Waiver, Amendment or Release.  No waiver of any provision of this Guaranty by Lender, no amendment of this Guaranty, and no release of Guarantor shall be effective unless it is in writing and signed by an authorized officer of Lender.

4.4           Costs of Enforcement.  If suit or other judicial proceeding is brought, or any other action is taken, by Lender to enforce its rights under this Guaranty, Guarantor jointly and severally promises to pay Lender’s reasonable attorneys’ fees and court costs incurred therein, which fees and costs shall be determined in the sole discretion of the judge or arbitrator in such action, together with interest thereon at the Default Rate described in the Note, until paid.

4.5           Governing Law, Jurisdiction and Venue.  This Guaranty is delivered to Lender in, relates to real property located in, and shall be governed by and construed in accordance with the laws and judicial decisions of the State of Texas and applicable federal laws, rules and regulations.  Guarantor expressly acknowledges and agrees that any judicial action or arbitration to enforce any right of Lender under this Guaranty may be brought and maintained in the venue(s) described in paragraph 16 of the Note, and submits to the process, jurisdiction and venue of any such court.  Guarantor waives, and agrees not to assert, any claim that it is not personally subject to the jurisdiction of the foregoing courts or that any action, arbitration or other proceeding brought in compliance with this paragraph is brought in an inconvenient forum.  Guarantor also waives the right to protest the domestication or collection of any judgment obtained against Guarantor with respect to this Guaranty in any jurisdiction where Guarantor may now or hereafter maintain assets.

4.6           Successors and Assigns.  This Guaranty, and every part hereof, shall be binding upon Guarantor and its successors and assigns, including the estate of, or any revocable trust created or established by, any Guarantor who is a natural person.  Guarantor’s liability hereunder shall be unaffected by changes in the name of Borrower or in its constituent principals.

4.7           Construction of Guaranty.  This Guaranty shall apply to the parties hereto according to the context hereof, without regard to the number or gender of words or expressions used herein.  The headings or captions of Articles and paragraphs in this Guaranty are for convenience and reference only, and in no way define, limit or describe the scope or intent of this Guaranty or the provisions of such Articles and paragraphs.  Article, paragraph and subparagraph references are to this Guaranty, unless otherwise specified.  This Guaranty shall be construed as a whole, in accordance with the fair meaning of its language, and, as each party has been represented by legal counsel of its choice in the negotiation of this Guaranty or deliberately chosen not to be so represented, neither this Guaranty nor any provision thereof shall be construed for or against either party by reason of the identity of the party drafting this Guaranty.  Reference to any agreement (including this Guaranty and any Loan Document) means such agreement as amended, modified, replaced, superseded or restated.  As used in this Guaranty, the term(s):  (a) “include(s)” or “including” shall mean without limitation by reason of enumeration; (b) “herein,” “hereunder,” “hereof,” “hereinafter” or similar terms refer to this Guaranty as a whole rather than to any particular paragraph; and (c) “person” includes a corporation, trust, partnership, limited liability company, association, governmental body or other entity, as well as a natural person.  Technical words and phrases and those that have acquired particular meanings in the commercial mortgage lending and real estate industries shall be construed according to those particular meanings when the context in which they are used in this Guaranty reasonably indicates that the technical meaning is intended.  Any document incorporated herein by reference shall be made a part hereof for all purposes, and references in this Guaranty to such document shall be deemed to include such reference and incorporation.

4.8           Financial Information.  Guarantor shall timely deliver to Lender the financial information relating to Guarantor described in paragraph 14 of the Mortgage.  All financial statements previously delivered to Lender by or on behalf of Guarantor were true and correct as of the respective dates thereof.

4.9           Notices.  All notices or demands that are required or permitted to be given or served hereunder shall be given in the manner provided in the Loan Agreement.  Guarantor acknowledges that its address for notice shall be the address set forth on the following page.  Guarantor may change its address from time to time by giving ten (10) days’ prior written notice to Lender.

4.10           Mutual Waiver of Right to Jury Trial.  AS A MATERIAL PART OF THE CONSIDERATION FOR THE MAKING OF THE LOAN, GUARANTOR (AND LENDER, BY ACCEPTING THIS GUARANTY) HEREBY UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY PRESENT OR FUTURE CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THE LOAN, ANY LOAN DOCUMENT, THIS GUARANTY, OR ANY OTHER DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION WITH THE LOAN, OR IN ANY WAY CONNECTED WITH OR RELATED TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE LOAN OR ANY DOCUMENTS EXECUTED IN CONNECTION THEREWITH.  IF ANY DISPUTE IN CONNECTION WITH THE LOAN, THIS GUARANTY OR THE LOAN DOCUMENTS IS DECIDED BY LITIGATION AS PERMITTED BY THE LOAN DOCUMENTS, SUCH DISPUTE SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY.

4.11           Counterparts.  This Guaranty may be executed and/or acknowledged in one or more counterparts, each of which may be executed and/or acknowledged by one or more of the signatory parties hereto.  Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this Guaranty to form one legally effective document.

4.12           Release.   Guarantor, for itself and for its agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys (collectively, the "Guarantor Releasing Parties") jointly and severally release and forever discharge Lender, and its respective successors, assigns, partners, directors, officers, employees, agents, attorneys, administrators, trustees, subsidiaries, affiliates, beneficiaries, shareholders and representatives from all liabilities, obligations, costs, expenses, claims and damages, at law or in equity, known or unknown, which any of the Guarantor Releasing Parties may now or hereafter hold or claim to hold under common law or statutory right, arising in any manner out of the Mortgaged Property, the Loan, any of the Loan Documents or any of the documents, instruments or any other transactions relating thereto or the transactions contemplated thereby.  Without limiting the generality of the foregoing, this release shall include the following matters: (a) all aspects of the Loan Documents, any negotiations, demands or requests with respect thereto, (b) Lender’s exercise or attempts to exercise any of its rights under any of the Loan Documents, at law or in equity, and (c) any acts or omissions of Lender or any party securing the Loan or any employee or agent thereof occurring on or before the date of the Loan Documents. The Guarantor Releasing Parties agree that this release is a full, final and complete release and that it may be pleaded as an absolute bar to any or all suit or suits pending or which may thereafter be filed or prosecuted by any of the Guarantor Releasing Parties, or anyone claiming by, through or under any of the Guarantor Releasing Parties. The Guarantor Releasing Parties agree that this release is binding upon each of them and their respective agents, employees, representatives, officers, directors, general partners, limited partners, joint shareholders, beneficiaries, trustees, administrators, subsidiaries, affiliates, employees, servants and attorneys.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Guaranty is executed as of September 10, 2010.

GUARANTORS

Address:                                                                Whitestone REIT,
                                                                                 a Maryland real estate investment trust
2600 South Gessner, Suite 500
Houston, TX  77063                                             By: _______________________________
Name:   John J. Dee
Title:     Executive Vice President

Whitestone REIT Operating Partnership, L.P.,
a Delaware limited partnership,

Address:                                                                By:    Whitestone REIT,
                                                                                           a Maryland real estate investment trust,
2600 South Gessner, Suite 500                                      its sole General Partner
Houston, TX  77063

By: _______________________________
Name:   John J. Dee
Title:     Executive Vice President

ACKNOWLEDGEMENTS

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on September 10, 2010, by John J. Dee, as Executive Vice President of Whitestone REIT, a Maryland real estate investment trust, on behalf of said real estate investment trust.

(SEAL)	______________________________________
Notary Public in and for the State of Texas

My Commission Expires:                                                                     Print Name of Notary:
______________________                                                              ____________________________________

THE STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me on September __, 2010, by John J. Dee, as Executive Vice President of Whitestone REIT, a Maryland real estate investment trust, the sole General Partner of Whitestone REIT Operating Partnership, L.P., on behalf of said limited partnership.

(SEAL)	______________________________________
Notary Public in and for the State of Texas

My Commission Expires:                                                                     Print Name of Notary:
______________________                                                              _____________________________________